Exhibit 10.9.1
                                PROMISSORY NOTE
                                ---------------

AUD$25,000                                              As of 11 May, 2005

       FOR VALUE RECEIVED, the undersigned, FIT FOR BUSINESS INTERNATIONAL, INC., a corporation whose address is 10/27 Mayneview St, Milton, QLD, Australia ("Maker") agrees to pay to the order of FORT STREET EQUITY, a corporation whose address is 866 George Town, Grand Cayman Islands ("Holder"), the principal sum of TWENTY FIVE THOUSAND (AUD$25,000.00) Australian Dollars plus interest as set forth below. The outstanding principal amounts of this Note shall be payable in full, together with accrued interest thereon on December 31, 2009 (the "Maturity Date"). Interest on the outstanding principal amount of this Note shall accrue, in arrears, at the rate per annum equal to the five percent (5%), calculated on the basis of a year three hundred and sixty (360) days. Accrued interest shall be paid bi-annually and on the Maturity Date. In lieu of paying the accrued interest in cash, at the option of the Maker, other than the amount of interest due on the maturity date or upon the acceleration of this note, the accrued interest shall be capitalized and added to the outstanding principal amount of this Note.

       Maker hereby waves presentment, demand, notice, protest, the benefit of any homestead exemption law of any state and all other formalities in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure by Holder to exercise any right hereunder shall not be construed as a waiver or the right to exercise the same or any other right at any other time or times. The waiver by Holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof.

       If Maker fails to make payments required hereunder on December 31, 2009 and such failure to pay continues for a fifteen (15) day period after the payment is due, it shall constitute a default under this Note. If payment in full is not made on such date, interest shall accrue at the rate of 7% per annum.

       Upon the occurrence or any default under this Note, Holder shall provide written notice to Maker of such default. If Maker fails to cure such default within ten (10) days after receipt of Holder's notice, the entire balance of this Note shall be immediately due and payable.

       This Note shall be binding upon, and inure to the benefit of Maker, Holder and their respective successors and assigns.

       This Note may not be transferred, sold, pledged, hypothecated or assigned by the Holder nor may the Holder grant a security interest in this Note to any of its Lenders or other third parties, without the prior written consent of the Maker, which consent may be granted or withheld by the Maker in the Maker's sole discretion.

       Notwithstanding anything to the contrary and forth hereto, this Note shall be not to be recourse to the Maker.

       This Note shall be construed and governed by the laws of the State of Queensland, Australia. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

BY:  /s/ Mitchell Stough                  BY: /s/ Mark Poulsen
   -----------------------------             -------------------------------
        FORT STREET EQUITY                   Mark Poulsen
                                             FIT FOR BUSINESS INTERNATIONAL Inc.

WITNESS: /s/ Prins Ralston
Address: 80 Windermere Avenue
         Sinnamon Park, Queensland

                                PROMISSORY NOTE
                                ---------------

US$15,000                                               As of 19 June, 2005

       FOR VALUE RECEIVED, the undersigned, FIT FOR BUSINESS INTERNATIONAL, INC., a corporation whose address is 10/27 Mayneview St, Milton, QLD, Australia ("Maker") agrees to pay to the order of FORT STREET EQUITY, a corporation whose address is 866 George Town, Grand Cayman Islands ("Holder"), the principal sum of FIFTEEN THOUSAND(US$15,000.00) US Dollars plus interest as set forth below. The outstanding principal amounts of this Note shall be payable in full, together with accrued interest thereon on December 31, 2009 (the "Maturity Date"). Interest on the outstanding principal amount of this Note shall accrue, in arrears, at the rate per annum equal to the five percent (5%), calculated on the basis of a year three hundred and sixty (360) days. Accrued interest shall be paid bi-annually and on the Maturity Date. In lieu of paying the accrued interest in cash, at the option of the Maker, other than the amount of interest due on the maturity date or upon the acceleration of this note, the accrued interest shall be capitalized and added to the outstanding principal amount of this Note.

       Maker hereby waves presentment, demand, notice, protest, the benefit of any homestead exemption law of any state and all other formalities in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure by Holder to exercise any right hereunder shall not be construed as a waiver or the right to exercise the same or any other right at any other time or times. The waiver by Holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof.

       If Maker fails to make payments required hereunder on December 31, 2009 and such failure to pay continues for a fifteen (15) day period after the payment is due, it shall constitute a default under this Note. If payment in full is not made on such date, interest shall accrue at the rate of 7% per annum.

       Upon the occurrence or any default under this Note, Holder shall provide written notice to Maker of such default. If Maker fails to cure such default within ten (10) days after receipt of Holder's notice, the entire balance of this Note shall be immediately due and payable.

       This Note shall be binding upon, and inure to the benefit of Maker, Holder and their respective successors and assigns.

       This Note may not be transferred, sold, pledged, hypothecated or assigned by the Holder nor may the Holder grant a security interest in this Note to any of its Lenders or other third parties, without the prior written consent of the Maker, which consent may be granted or withheld by the Maker in the Maker's sole discretion.

       Notwithstanding anything to the contrary and forth hereto, this Note shall be not to be recourse to the Maker.

       This Note shall be construed and governed by the laws of the State of Queensland, Australia. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

BY:  /s/ Mitchell Stough                  BY: /s/ Mark Poulsen
   -----------------------------             -------------------------------
        FORT STREET EQUITY                   Mark Poulsen
                                             FIT FOR BUSINESS INTERNATIONAL Inc.

WITNESS: /s/ Prins Ralston
Address: 80 Windermere Avenue
         Sinnamon Park, Queensland

                                PROMISSORY NOTE
                                ---------------

AUD$3,000                                            As of 14 September, 2005

       FOR VALUE RECEIVED, the undersigned, FIT FOR BUSINESS INTERNATIONAL, INC., a corporation whose address is 10/27 Mayneview St, Milton, QLD, Australia ("Maker") agrees to pay to the order of FORT STREET EQUITY, a corporation whose address is 866 George Town, Grand Cayman Islands ("Holder"), the principal sum of THREE THOUSAND DOLLARS(AUD$3,000.00) Australian Dollars plus interest as set forth below. The outstanding principal amounts of this Note shall be payable in full, together with accrued interest thereon on December 31, 2009 (the "Maturity Date"). Interest on the outstanding principal amount of this Note shall accrue, in arrears, at the rate per annum equal to the five percent (5%), calculated on the basis of a year three hundred and sixty (360) days. Accrued interest shall be paid bi-annually and on the Maturity Date. In lieu of paying the accrued interest in cash, at the option of the Maker, other than the amount of interest due on the maturity date or upon the acceleration of this note, the accrued interest shall be capitalized and added to the outstanding principal amount of this Note.

       Maker hereby waves presentment, demand, notice, protest, the benefit of any homestead exemption law of any state and all other formalities in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure by Holder to exercise any right hereunder shall not be construed as a waiver or the right to exercise the same or any other right at any other time or times. The waiver by Holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof.

       If Maker fails to make payments required hereunder on December 31, 2009 and such failure to pay continues for a fifteen (15) day period after the payment is due, it shall constitute a default under this Note. If payment in full is not made on such date, interest shall accrue at the rate of 7% per annum.

       Upon the occurrence or any default under this Note, Holder shall provide written notice to Maker of such default. If Maker fails to cure such default within ten (10) days after receipt of Holder's notice, the entire balance of this Note shall be immediately due and payable.

       This Note shall be binding upon, and inure to the benefit of Maker, Holder and their respective successors and assigns.

       This Note may not be transferred, sold, pledged, hypothecated or assigned by the Holder nor may the Holder grant a security interest in this Note to any of its Lenders or other third parties, without the prior written consent of the Maker, which consent may be granted or withheld by the Maker in the Maker's sole discretion.

       Notwithstanding anything to the contrary and forth hereto, this Note shall be not to be recourse to the Maker.

       This Note shall be construed and governed by the laws of the State of Queensland, Australia. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

BY:  /s/ Mitchell Stough                  BY: /s/ Mark Poulsen
   -----------------------------             -------------------------------
        FORT STREET EQUITY                   Mark Poulsen
                                             FIT FOR BUSINESS INTERNATIONAL Inc.

WITNESS: /s/ Sandra Wendt
Address: 30 Cambridge Circle
         Forest Lake, Queensland

                                PROMISSORY NOTE
                                ---------------

AUD$6,600                                              As of 29th August, 2005

       FOR VALUE RECEIVED, the undersigned, FIT FOR BUSINESS INTERNATIONAL, INC., a corporation whose address is 10/27 Mayneview St, Milton, QLD, Australia ("Maker") agrees to pay to the order of FORT STREET EQUITY, a corporation whose address is 866 George Town, Grand Cayman Islands ("Holder"), the principal sum of SIX THOUSAND and SIX HUNDRED(AUD$6,600.00) Australian Dollars plus interest as set forth below. The outstanding principal amounts of this Note shall be payable in full, together with accrued interest thereon on December 31, 2009 (the "Maturity Date"). Interest on the outstanding principal amount of this Note shall accrue, in arrears, at the rate per annum equal to the five percent (5%), calculated on the basis of a year three hundred and sixty (360) days. Accrued interest shall be paid bi-annually and on the Maturity Date. In lieu of paying the accrued interest in cash, at the option of the Maker, other than the amount of interest due on the maturity date or upon the acceleration of this note, the accrued interest shall be capitalized and added to the outstanding principal amount of this Note.

       Maker hereby waves presentment, demand, notice, protest, the benefit of any homestead exemption law of any state and all other formalities in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure by Holder to exercise any right hereunder shall not be construed as a waiver or the right to exercise the same or any other right at any other time or times. The waiver by Holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof.

       If Maker fails to make payments required hereunder on December 31, 2009 and such failure to pay continues for a fifteen (15) day period after the payment is due, it shall constitute a default under this Note. If payment in full is not made on such date, interest shall accrue at the rate of 7% per annum.

       Upon the occurrence or any default under this Note, Holder shall provide written notice to Maker of such default. If Maker fails to cure such default within ten (10) days after receipt of Holder's notice, the entire balance of this Note shall be immediately due and payable.

       This Note shall be binding upon, and inure to the benefit of Maker, Holder and their respective successors and assigns.

       This Note may not be transferred, sold, pledged, hypothecated or assigned by the Holder nor may the Holder grant a security interest in this Note to any of its Lenders or other third parties, without the prior written consent of the Maker, which consent may be granted or withheld by the Maker in the Maker's sole discretion.

       Notwithstanding anything to the contrary and forth hereto, this Note shall be not to be recourse to the Maker.

       This Note shall be construed and governed by the laws of the State of Queensland, Australia. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

BY:  /s/ Mitchell Stough                  BY: /s/ Mark Poulsen
   -----------------------------             -------------------------------
        FORT STREET EQUITY                   Mark Poulsen
                                             FIT FOR BUSINESS INTERNATIONAL Inc.

WITNESS: /s/ Sandra Wendt
Address: 30 Cambridge Circle
         Forest Lake, Queensland

                                PROMISSORY NOTE
                                ---------------

AUD$26,000                                             As of 29th August, 2005

       FOR VALUE RECEIVED, the undersigned, FIT FOR BUSINESS INTERNATIONAL, INC., a corporation whose address is 10/27 Mayneview St, Milton, QLD, Australia ("Maker") agrees to pay to the order of FORT STREET EQUITY, a corporation whose address is 866 George Town, Grand Cayman Islands ("Holder"), the principal sum of TWENTY SIX THOUSAND(AUD$26,000.00) Australian Dollars plus interest as set forth below. The outstanding principal amounts of this Note shall be payable in full, together with accrued interest thereon on December 31, 2009 (the "Maturity Date"). Interest on the outstanding principal amount of this Note shall accrue, in arrears, at the rate per annum equal to the five percent (5%), calculated on the basis of a year three hundred and sixty (360) days. Accrued interest shall be paid bi-annually and on the Maturity Date. In lieu of paying the accrued interest in cash, at the option of the Maker, other than the amount of interest due on the maturity date or upon the acceleration of this note, the accrued interest shall be capitalized and added to the outstanding principal amount of this Note.

       Maker hereby waves presentment, demand, notice, protest, the benefit of any homestead exemption law of any state and all other formalities in connection with the delivery, acceptance, performance or enforcement of this Note. Any failure by Holder to exercise any right hereunder shall not be construed as a waiver or the right to exercise the same or any other right at any other time or times. The waiver by Holder of a breach or default of any provision of this Note shall not operate or be construed as a waiver of any subsequent breach or default thereof.

       If Maker fails to make payments required hereunder on December 31, 2009 and such failure to pay continues for a fifteen (15) day period after the payment is due, it shall constitute a default under this Note. If payment in full is not made on such date, interest shall accrue at the rate of 7% per annum.

       Upon the occurrence or any default under this Note, Holder shall provide written notice to Maker of such default. If Maker fails to cure such default within ten (10) days after receipt of Holder's notice, the entire balance of this Note shall be immediately due and payable.

       This Note shall be binding upon, and inure to the benefit of Maker, Holder and their respective successors and assigns.

       This Note may not be transferred, sold, pledged, hypothecated or assigned by the Holder nor may the Holder grant a security interest in this Note to any of its Lenders or other third parties, without the prior written consent of the Maker, which consent may be granted or withheld by the Maker in the Maker's sole discretion.

       Notwithstanding anything to the contrary and forth hereto, this Note shall be not to be recourse to the Maker.

       This Note shall be construed and governed by the laws of the State of Queensland, Australia. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note.

BY:  /s/ Mitchell Stough                  BY: /s/ Mark Poulsen
   -----------------------------             -------------------------------
        FORT STREET EQUITY                   Mark Poulsen
                                             FIT FOR BUSINESS INTERNATIONAL Inc.

WITNESS: /s/ Sandra Wendt
Address: 30 Cambridge Circle
         Forest Lake, Queensland